Prospectus Supplement	March 31, 2006

PUTNAM VARIABLE TRUST	Prospectuses dated April 30, 2005

In the section entitled “Who manages the funds?” the information with respect to Putnam VT Investors Fund (to the extent that this prospectus offers this fund) is supplemented to reflect that the members of the U.S. Core Team primarily responsible for the day-to-day management of the fund’s portfolio are now solely James Wiess (Portfolio Leader) and Richard Cervone (Portfolio Member).

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